                                                                     Exhibit 4-2

________________________________________________________________________________
________________________________________________________________________________


                                  THIRTY-THIRD
                             SUPPLEMENTAL INDENTURE
                                       TO
                           INDENTURE OF MORTGAGE AND
                                 DEED OF TRUST
                           DATED AS OF MARCH 1, 1944
                                  ____________

                                 AS RESTATED IN
                          PART II OF THE TWENTY-NINTH
                SUPPLEMENTAL INDENTURE DATED AS OF JULY 15, 1989
                    WHICH BECAME EFFECTIVE ON APRIL 1, 1994
                                  ____________

                       MICHIGAN CONSOLIDATED GAS COMPANY

                                       TO

                                 CITIBANK, N.A.

                                      AND

                               ROBERT T. KIRCHNER
                                    TRUSTEES

                            DATED AS OF MAY 1, 1995
                                  ____________

                   CREATING AN ISSUE OF FIRST MORTGAGE BONDS,
                                   designated
                      SECURED MEDIUM-TERM NOTES, SERIES B
                  DUE FROM 9 MONTHS OR MORE FROM DATE OF ISSUE


________________________________________________________________________________
________________________________________________________________________________

                       MICHIGAN CONSOLIDATED GAS COMPANY

                      THIRTY-THIRD SUPPLEMENTAL INDENTURE
                            DATED AS OF MAY 1, 1995
                     SUPPLEMENTAL TO INDENTURE OF MORTGAGE
                               AND DEED OF TRUST
                           DATED AS OF MARCH 1, 1944
                                  ____________

                               TABLE OF CONTENTS*
                                  ____________

                                                                                                      PAGE
                                                                                                      ----

         Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

         Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

         Description of Property Acquired after Execution
            And Delivery of the Thirty-second Supplemental
            Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

                                                        PART I
                                                        ------

                                            PROVISIONS RELATING TO SECURED
                                              MEDIUM-TERM NOTES, SERIES B

                                                       ARTICLE I

                                        CREATION OF AN ISSUE OF FIRST MORTGAGE
                                        BONDS, DESIGNATED AND DISTINGUISHED AS
                                         "SECURED MEDIUM-TERM NOTES, SERIES B"

         SECTION 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
             Bonds of Thirtieth Series  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
         SECTION 2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
             Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
         SECTION 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
             Form of Redeemable Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
             Form of Non-Redeemable Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
         SECTION 4  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
             Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
         SECTION 5  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
             Temporary Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

                                                      ARTICLE II

                                          ISSUE OF BONDS OF THIRTIETH SERIES

         Aggregate Principal Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14


                                                        PART II
                                                        -------

                                                AMENDMENTS TO INDENTURE

         Amendments to Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14


                                                       PART III
                                                       --------

                                                     THE TRUSTEES

      The Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                                                       PART IV
                                                       -------

                                               MISCELLANEOUS PROVISIONS

      Miscellaneous Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

      Testimonium   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

      Executions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

      Acknowledgements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

      Schedule A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

      * NOTE: The Table of Contents is not part of the original Indenture as executed.


       THIS THIRTY-THIRD SUPPLEMENTAL INDENTURE, dated as of the 1st day of May, 1995, between MICHIGAN CONSOLIDATED GAS COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Michigan (hereinafter called the "Company"), having its principal place of business at 500 Griswold Street, Detroit, Michigan, party of the first part, and CITIBANK, N.A. (formerly First National City Bank), a national banking association incorporated and existing under and by virtue of the laws of the United States of America, having an office at 111 Wall Street in the Borough of Manhattan, The City of New York, New York, successor to CITY BANK FARMERS TRUST COMPANY (hereinafter with its predecessors as trustee called the "Trustee"), and ROBERT
T. KIRCHNER, having an office at 120 Wall Street, 13th Floor, New York, New York, successor to RALPH E. MORTON as individual trustee (hereinafter with his predecessors as individual trustee called the "Individual Trustee"), as Trustees under the Indenture hereinafter mentioned, parties of the second part (the Trustee and Individual Trustee being hereinafter together referred to as the "Trustees"):

       WHEREAS, the Company has heretofore executed and delivered to the Trustees an Indenture of Mortgage and Deed of Trust (hereinafter called the "Original Indenture"), dated as of March 1, 1944, to secure the Company's First Mortgage Bonds, unlimited in aggregate principal amount except as therein otherwise provided:

       a     Twenty-ninth Supplemental Indenture, dated as of July 15, 1989;
       a     Thirtieth Supplemental Indenture, dated as of September 1, 1991;
       a     Thirty-first Supplemental Indenture, dated as of December 15,
             1991; and
       a     Thirty-second Supplemental Indenture, dated as of January 5, 1993;
             and

       WHEREAS, the Twenty-ninth Supplemental Indenture, which became effective April 1, 1994 when all bonds issued prior to March 1, 1987 were no longer outstanding, provided for the modification and reinstatement of the Original Indenture, as previously amended (the "Indenture"); and

       WHEREAS, at the date hereof there were outstanding First Mortgage Bonds of the Company issued under the Indenture, of 4 series (all outstanding bonds of 25 other series having been previously retired) in the principal amounts set forth below:

                                                                     Amount
                                                                   Outstanding
    Designation                                     Amount           As of
     of Series                                 Initially Issued     3/31/95
    -----------                                ----------------    ----------
First Mortgage Bonds
  (Secured Term Notes, Series A)
  6-1/4% Series due 1997...................        50,000,000       50,000,000
  8% Series due 2002.......................        70,000,000       70,000,000
First Mortgage Bonds
  (Secured Medium-Term Notes, Series A)
  9-1/8% Series due 2004...................        55,000,000       55,000,000
  9-1/2% Series due 2019...................         5,000,000        5,000,000
First Mortgage Bonds
  9-1/2% Series due 2021...................        40,000,000       40,000,000
First Mortgage Bonds
  8-1/4% Series due 2014..................         80,000,000       80,000,000
       (Secured Term Notes, Series B)
First Mortgage Bonds
       (Secured Term Notes, Series B)
  5-3/4% Series due 2001...................        60,000,000       60,000,000
First Mortgage Bonds
       (Secured Term Notes, Series B)
  7% Series due 2025.......................        40,000,000       40,000,000
First Mortgage Bonds
       (Secured Term Notes, Series A)
  6-3/4% Series due 2023...................        20,000,000       18,967,000
and

       WHEREAS, the Company desires in and by this Thirty-third Supplemental Indenture to create a Thirtieth series of bonds to be issued under the Indenture, to designate or otherwise distinguish such series, to specify the particulars necessary to describe and define the same, and to specify such other provisions and agreements in respect thereof as are in the Indenture provided or permitted; and

       WHEREAS, the Company also desires in and by this Thirty-third Supplemental Indenture to record the description of, and confirm unto the Trustees, certain property acquired after the execution and delivery of the Thirty-second Supplemental Indenture, and now subject to the lien of the Indenture by virtue of the provisions thereof conveying to the Trustees property acquired after its execution and delivery; and

       WHEREAS, the Company has requested the Trustee to join with it in the execution and delivery of this Thirty-third Supplemental Indenture to supplement and amend the Indenture, by amending and restating certain provisions thereof, to cause the Indenture to comply with the Trust Indenture Act of 1939 effected by the Trust Indenture Reform Act of 1990 and by modifying certain other provisions of the Indenture.

       WHEREAS, Section 15.01 of the Indenture provides, among other things, that the Company, when authorized by resolution of its Board of Directors, and the Trustees, from time to time and at any time, subject to the conditions, limitations and restrictions in the Indenture, may enter into an indenture or indentures supplemental to the Indenture and which thereafter shall form a part thereof for the purposes, among others, (i) not inconsistent with the terms of the Indenture, (ii) of curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision contained in the Indenture and (iii) of making other provisions with respect to matters or questions arising under the Indenture provided that such other provisions shall not adversely affect the bondholders.

       WHEREAS, the Company has determined that this Thirty-third Supplemental Indenture complies with said Section 15.01.

       WHEREAS, all the conditions and requirements necessary to make this Thirty-third Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Thirty-third Supplemental Indenture in the form and with the terms hereof have been in all respects duly authorized;

       NOW, THEREFORE, in consideration of the premises and of other good and valuable considerations, it is agreed by and between the Company and the Trustees as follows:



         DESCRIPTION OF PROPERTY ACQUIRED AFTER EXECUTION AND DELIVERY
                  OF THE THIRTY-SECOND SUPPLEMENTAL INDENTURE

       The Company hereby confirms unto the Trustees, and records the description of, the property described in Schedule A attached hereto and expressly made a part hereof, which property has been acquired by the Company after the execution and delivery of the Thirty-second Supplemental Indenture and which is now subject to the lien of the Indenture in all respects as if originally described therein.

                                     PART I

           PROVISIONS RELATING TO SECURED MEDIUM-TERM NOTES, SERIES B

                                   ARTICLE I
          CREATION OF AN ISSUE OF FIRST MORTGAGE BONDS, DESIGNATED AND
            DISTINGUISHED AS "SECURED MEDIUM-TERM NOTES, SERIES B."

       SECTION 1. There is hereby created a Thirtieth series of bonds to be issued under and secured by the Indenture, to be known as "First Mortgage Bonds," designated and distinguished as "Secured Medium-Term Notes, Series B" of the Company (herein sometimes called "Bonds of Thirtieth Series"). The Bonds of Thirtieth Series may be issued without limitation as to aggregate principal amount except as provided in the Indenture and in this Thirty-third Supplemental Indenture. The Bonds of Thirtieth Series shall be registered bonds without coupons and shall be dated as of the date of the authentication thereof by the Trustee.

       Each Bond of Thirtieth Series shall mature on such date nine months or more from date of issue, shall bear interest at such rate or rates selected by the purchaser and agreed to by the Company, or selected by the Company and agreed to by the purchaser payable semi-annually on the first day of February and August of each year and at maturity (each an interest payment date) and have such other terms and provisions not inconsistent with the Indenture as the Board of Directors may determine in accordance with a resolution filed with the Trustee referring to this Thirty-third Supplemental Indenture; the principal, premium, if any, and interest on the Bonds of Thirtieth Series shall be payable in lawful money of the United States of America; the place where such principal and premium, if any, shall be payable shall be the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, and the place where such interest shall be payable shall be the office or agency of the

Company in said Borough of Manhattan, The City of New York, New York.

       So long as there is no existing default in the payment of interest on the Bonds of Thirtieth Series, all Bonds of Thirtieth Series authenticated by the Trustee after the record date hereinafter specified for any interest payment date, and prior to such interest payment date (unless the issue date hereinafter specified is after such record date) shall be dated the date of authentication, but shall bear interest from such interest payment date, and the person in whose name any Bond of Thirtieth Series is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of such Bond of Thirtieth Series subsequent to the record date and on or prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Bond of Thirtieth Series is registered on the record date for the interest payment date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such record date be less than ten days after notice thereof shall have been mailed to all registered holders of Bonds of Thirtieth Series; and provided that interest payable on a maturity date will be payable to the person to whom the principal thereof is payable. If the issue date of any Bond of Thirtieth Series is after such record date, such Bond shall bear interest from the issue date but payment of interest shall commence on the second interest payment date next succeeding the issue date. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the holder receives notice.

       The term "record date" as used herein with respect to any interest payment date shall mean the last business day which is more than ten (10) calendar days prior to such interest payment date. The term "business day" as used herein shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the Borough of Manhattan, The City and State of New York, are authorized or required to be closed pursuant to authorization of law.

       The term "issue date" as used herein with respect to Bonds of Thirtieth Series of a designated interest rate and maturity shall mean the date of first authentication of Bonds of such designated interest rate and maturity.

       As used in this Section 1, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by Section 9.01 of the Indenture.

       SECTION 2. Each Bond of Thirtieth Series may be redeemable prior to maturity, at the option of the Company in whole at any time or in part from time to time, or may be repayable by the Company at the option of the holder prior to its stated maturity, as the Board of Directors may determine in accordance with a resolution filed with the Trustee referring to this Thirty-third Supplemental Indenture, on notice given in the manner set forth in
Article IV of the Indenture and as in this Section 2 provided; provided, however, that if at the time of mailing of any notice of redemption of Bonds of Thirtieth Series, the Company shall not have deposited with the Trustee and/or irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Bonds of Thirtieth Series, an amount in cash sufficient to redeem all of the Bonds of Thirtieth Series called for redemption, such notice may state that it is subject to the receipt of the redemption monies by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such monies are so received before such date; provided further, however, that any Bond of the Thirtieth Series may state that it may not be redeemed at the option of the Company through a refunding, directly or indirectly, by or in anticipation of the incurring of any debt which has an interest cost to the Company of less than the effective interest cost of such Bond. The term "interest cost to the Company" shall mean the annual percentage yield to stated maturity of the debt at the net price to the Company therefore, determined by reference to a standard table of bond yields, with a straight-line interpolation if necessary. The "net price to the Company" shall be determined after adding all premiums and deducting all discounts, commissions, stand-by or commitment charges and any other compensation received or receivable directly from the Company by underwriters, investment bankers or other financing agents or purchasers.
Prior to each redemption of any Bonds of Thirtieth Series at the option of the Company which by their terms are subject to the restrictions of this proviso, the Company will deliver to the Trustee an officers' certificate showing compliance with the proviso in the third preceding sentence prior to the "Limitation Date" specified on such Bonds.

       In case the Company shall at any time elect to redeem all or any part of the Bonds of Thirtieth Series, it shall give notice to the effect that it intends to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of a redemption of a part of the Bonds of Thirtieth Series the distinctive numbers of the bonds to be redeemed and, if applicable, the portion of the bond to be redeemed and if at the time of mailing of any such notice of redemption of Bonds of Thirtieth Series the Company shall not have deposited with the Trustee and/or irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Bonds of Thirtieth Series an amount in cash sufficient to redeem all of the bonds called for redemption, including accrued interest to such date fixed for redemption, such notice may state that it is subject to the receipt of the redemption monies by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such monies are so received before such date.

       Such notice, in the case of redemption of Bonds of Thirtieth Series at the option of the Company, shall be given by mail by the Company, postage prepaid, at least thirty days prior to such redemption date, to the holders of all Bonds of Thirtieth Series to be so redeemed, at the addresses that shall appear upon the register thereof. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the holder receives the notice. In any case, failure to give due notice by mail, or any defect in the notice, to the registered owners of any Bonds of Thirtieth Series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other bonds.

       If less than the whole principal amount of a Bond of Thirtieth Series shall be called for redemption or be repurchased, the Company shall execute and the Trustee shall authenticate and deliver, without charge, to the holder thereof, a Bond or Bonds of Thirtieth Series (but only of authorized denominations) for the unredeemed or unpurchased balance of the principal amount of the Bond of Thirtieth Series surrendered.

       SECTION 3. The Bonds of Thirtieth Series shall be registered bonds without coupons. The Trustee shall be the registrar and paying agent for the Bonds of the Thirtieth Series, which duties it hereby accepts. Bonds of Thirtieth Series may be issued in the denomination of $1,000 or any integral multiple thereof.

       The forms of Bonds of Thirtieth Series shall be substantially as follows or in the form set forth in a resolution of the Board of Directors of the Company referring to this Thirty-third Supplemental Indenture filed with the Trustee (any of the provisions of such Bond may be set forth on the reverse side thereof):

            [FORM OF REDEEMABLE BOND, IF ANY, OF THIRTIETH SERIES]

       Unless and until this Bond is exchanged in whole or in part for certificated Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the

"Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                       MICHIGAN CONSOLIDATED GAS COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES B
                               being a series of
                              FIRST MORTGAGE BONDS

ORIGINAL ISSUE DATE:
INITIAL REDEMPTION DATE:
LIMITATION DATE:
MATURITY DATE:
INITIAL REDEMPTION PERCENTAGE:
INTEREST RATE:
ANNUAL REDEMPTION PERCENTAGE REDUCTION:
[REPAYMENT DATE(S):]
[REPAYMENT PRICE(S):]
[OTHER PROVISION(S):]

       MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to............................or registered assigns, the sum
of...............Dollars on the Maturity Date specified above, at the corporate trust office of the Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate specified above, in like lawful money payable semi-annually at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on the first day of February and August in each year and on the Maturity Date (each an Interest Payment Date) from the Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Issue Date, until the Company's obligation with respect to the payment of such principal sum shall be discharged as provided in the indentures hereinafter mentioned; provided, however, if the date of this bond is after a Record Date (defined below) with respect to any Interest Payment Date and prior to such Interest Payment Date, then interest shall be payable only from such Interest Payment Date (unless the Issue Date is after such Record Date). If the Issue Date is after such Record Date, then payment of interest shall commence on the second Interest Payment Date succeeding the Issue Date (but shall be payable from the Issue Date). If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the bonds, from the Issue Date. So long as there is no existing default in the payment of interest, the person in whose name this bond was registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date such defaulted interest shall be paid to the person in whose name this bond is registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of bonds of this series. The term "Record Date" shall mean the close of business on January 15 next preceding a February 1 Interest Payment Date or July 15 next preceding an August 1 Interest Payment Date, as the case may be.

       This bond is one, of the series hereinafter specified, of the bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (Citibank, N.A., successor trustee, herein called the "Trustee") and Ralph E. Morton (Robert T. Kirchner, successor Individual Trustee), Trustees, as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which Indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Trustees in respect of such security (which Indenture and all indentures supplemental thereto, including the Thirty-third Supplemental Indenture dated as of May 1, 1995, are hereinafter collectively called the Indenture). As provided in said Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this bond is one of a series entitled "First Mortgage Bonds," designated "Secured Medium-Term Notes, Series B," herein called Secured Medium-Term Notes, Series B, created by the Thirty-third Supplemental Indenture dated as of May 1, 1995 as provided for in said Indenture.

       With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the rights of the holders of the Bonds of the Thirtieth Series and/or the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of the bonds then outstanding as are specified in the Indenture.

       The bonds of this series are subject to redemption at the option of the Company on any date on and after the Initial Redemption Date, if any, specified above (any date fixed for redemption shall hereinafter be called a "Redemption Date"). If no Initial Redemption Date is set forth above, this bond may not be redeemed at the option of the Company prior to the Maturity Date specified above. On and after the Initial Redemption Date, if any, this bond may be redeemed at any time in whole or from time to time in part at the option of the Company at the applicable Redemption Price (as defined below) together with interest accrued and unpaid hereon to such Redemption Date. In the event of redemption of this bond in part only, a new bond or bonds for the unredeemed portion hereof will be issued to the holder hereof upon the cancellation hereof.

       If this bond is redeemable in the foregoing manner at the option of the Company, the Redemption Price shall initially be the Initial Redemption Percentage specified above of the principal amount of this bond to be redeemed and shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified above of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

       If a Limitation Date is specified above, this bond shall not be redeemed at the option of the Company prior to such Limitation Date, through a refunding, directly or indirectly, by or in anticipation of the incurring of any debt which has an effective interest cost to the Company (as defined in the Thirty-Third Supplemental Indenture) of less than the effective interest cost of this bond.

       [This bond will be subject to repayment at the option of the holder hereof on the Repayment Date(s) and at the Repayment Price(s) (expressed as a percentage of the principal amount hereof), if any, specified above. If no Repayment Dates are set forth above, this bond may not be so repaid prior to the Maturity Date. On each Repayment Date, if any, this bond shall be repayable in whole or in part at the option of the holder hereof at the applicable Repayment Price set forth above, together with interest accrued and unpaid hereon to such Repayment Date. For this bond to be repaid in whole or in part at the option of the holder hereof, this bond must be received with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its corporate trust office not less than 30 nor more than 60 days prior to a Repayment Date. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the holder for less than the principal amount provided that the principal amount remaining outstanding after repayment is at least $1,000 or any amount that is a multiple of $1,000, or such other minimum denomination specified above.]

       Notice of any redemption of this bond to be redeemed at the option of the Company (which notice may be made subject to receipt of the redemption monies by the Trustee before the date fixed for redemption) shall be given by mail at least thirty days prior to the redemption date, subject to the conditions set forth as more fully provided in said Indenture and in said Thirty-third Supplemental Indenture.

       In the event that any bond shall not be presented for payment when all or a portion of the principal thereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when such payment is so due, funds sufficient to pay such principal amount of such bond (and premium, if any), together with all interest due thereon to the Maturity Date of such bond or to the date fixed for the redemption thereof [or the date of repurchase], for the use and benefit of the registered owner thereof, then all liability of the Company to the registered owner of said bond for the payment of such principal amount thereof and interest thereon (and premium, if any), shall forthwith cease, determine and be completely discharged and such registered owner shall no longer be entitled to any lien or benefit of said Indenture with respect to such principal amount.

       In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

       This bond is transferable by the registered owner hereof in person, or by an attorney duly authorized in writing, at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series for the same aggregate principal amount, interest rate or rates, issue date, maturity date and redemption provisions, if any, will be issued to the transferee or transferees in exchange herefor; and bonds of this series may, at the option of the registered owners and upon surrender at said office, be exchanged for registered bonds of this series of the same aggregate principal amount, interest rate or rates, issue date, maturity date, and redemption provisions, if any, in larger or smaller authorized denominations, all without service charge (except for any stamp tax or other governmental charge).

       No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

       This bond shall not be valid or become obligatory for any purpose unless and until the certificate heron shall have been executed by the Trustee or its successor in trust under said Indenture.


       IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this bond to be executed under its name with the signature of its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice-President, or any other officer selected by the Board of Directors, under its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretaries.

Dated:............................
                                         MICHIGAN CONSOLIDATED GAS COMPANY,

                                         By ..................................
                                                        President

Attest:

..................................
           Secretary


       The form of Trustee's certificate to be borne by all Bonds of Thirtieth Series shall be substantially as follows:

                        [FORM OF TRUSTEE'S CERTIFICATE]

       This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and Thirty-third Supplemental Indenture.

                                         CITIBANK, N.A., as Trustee,

                                         By...................................
                                                   Authorized Signatory


                           [OPTION TO ELECT REPAYMENT

       The undersigned hereby irrevocably requests and instructs the Company to repay this bond (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at ______________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)

       If less than the entire principal amount of this bond is to be repaid, specify the portion hereof which the holder elects to have repaid __________; and specify the denomination or denominations (which shall be authorized denomination(s)) of the bond(s) to be issued to the holder for the portion of this bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid): ____________________.

Date:_________________________  Signature of holder:_______________________

                                Signature Guarantee:_______________________]
________________________________________________________________________________


           [FORM OF NON-REDEEMABLE BOND, IF ANY, OF THIRTIETH SERIES]

       Unless and until this Bond is exchanged in whole or in part for certificated Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       MICHIGAN CONSOLIDATED GAS COMPANY
                       SECURED MEDIUM-TERM NOTE, SERIES B
                               being a series of
                              FIRST MORTGAGE BONDS

ORIGINAL ISSUE DATE:
MATURITY DATE:
INTEREST RATE:
[REPAYMENT PROVISION(S):]
[REPAYMENT PRICE(S):]
[OTHER PROVISION(S):]

       MICHIGAN CONSOLIDATED GAS COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to....................................... or registered assigns, the sum of
...........Dollars on the Maturity Date specified above, at the corporate trust office of the Trustee hereinafter named in the Borough of Manhattan, The City of New York, New York, or at the principal office of any successor in trust, in lawful money of the United States of America, and to pay interest thereon at the Interest Rate specified above, in like lawful money payable semi-annually at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York on the first day of February and August in each year and on the Maturity Date (each an Interest Payment Date) from the Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid, commencing on the Interest Payment Date next succeeding the Issue Date, until the Company's obligation with respect to the payment of such principal sum shall be discharged as provided in the indentures hereinafter mentioned; provided, however, if the date of this bond is after a Record Date (defined below) with respect to any Interest Payment Date and prior to such Interest Payment Date, then interest shall be payable only from such Interest Payment Date (unless the

Issue Date is after such Record Date). If the Issue Date is after such Record Date, then payment of interest shall commence on the second Interest Payment Date succeeding the Issue Date (but shall be payable from the Issue Date). If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no such interest has been paid on the bonds, from the Issue Date. So long as there is no existing default in the payment of interest, the person in whose name this bond was registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that if the Company shall default in the payment of interest due on such Interest Payment Date such defaulted interest shall be paid to the person in whose name this bond is registered on the Record Date for the Interest Payment Date fixed by the Company for the payment of such defaulted interest, provided that in no case shall such Record Date be less than ten days after notice thereof shall have been mailed to all registered holders of bonds of this series. The term "Record Date" shall mean the close of business on January 15 next preceding a February 1 Interest Payment Date or July 15 next preceding an August 1 Interest Payment Date, as the case may be.

       This bond is one, of the series hereinafter specified, of the bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated as of March 1, 1944, duly executed by the Company to City Bank Farmers Trust Company (Citibank, N.A., successor trustee, herein called the "Trustee") and Ralph E. Morton (Robert T. Kirchner, successor Individual Trustee), Trustees, as restated in Part II of the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, which became effective on April 1, 1994, to which Indenture and all indentures supplemental thereto executed on and after July 15, 1989 reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the holders of the bonds and of the Trustees in respect of such security (which Indenture and all indentures supplemental thereto, including the Thirty-third Supplemental Indenture dated as of May 1, 1995, are hereinafter collectively called the Indenture). As provided in said Indenture, the bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this bond is one of a series entitled "First Mortgage Bonds," designated "Secured Medium-Term Notes, Series B," herein called Secured Medium-Term Notes, Series B, created by the Thirty-third Supplemental Indenture dated as of May 1, 1995 as provided for in said Indenture.

       With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or the rights of the holders of the Bonds of the Thirtieth Series and/or the terms and provisions of the Indenture may be modified or altered by such affirmative vote or votes of the holders of the bonds then outstanding as are specified in the Indenture.

       This Bond shall not be redeemable prior to the Maturity Date.

       [This bond will be subject to repayment at the option of the holder hereof on the Repayment Date(s) and at the Repayment Price(s) (expressed as a percentage of the principal amount hereof), if any, specified above. If no Repayment Dates are set forth above, this bond may not be so repaid prior to the Maturity Date. On each Repayment Date, if any, this bond shall be repayable in whole or in part at the option of the holder hereof at the applicable Repayment Price set forth above, together with interest accrued and unpaid hereon to such Repayment Date. For this bond to be repaid in whole or in part at the option of the holder hereof, this bond must be received with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its corporate trust office not less than 30 nor more than 60 days prior to a Repayment Date. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the holder for less than the principal amount provided that the principal amount remaining outstanding after repayment is at least $1,000 or any amount that is a multiple of $1,000, or such other minimum denomination specified above.]

       In the event that any bond shall not be presented for payment when all or a portion of the principal thereof becomes due at maturity and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when such payment is so due, funds sufficient to pay such principal amount of such bond (and premium, if any), together with all interest due thereon to the Maturity Date of such bond [or the date of repurchase,] for the use and benefit of the registered owner thereof, then all liability of the Company to the registered owner of said bond for the payment of such principal amount thereof and interest thereon (and premium, if any), shall forthwith cease, determine and be completely discharged and such registered owner shall no longer be entitled to any lien or benefit of said Indenture with respect to such principal amount.

       In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

       This bond is transferable by the registered owner hereof in person, or by attorney duly authorized in writing, at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds of the same series for the same aggregate principal amount, interest rate or rates, issue date, maturity date and redemption provisions, if any, will be issued to the transferee or transferees in exchange herefor; and bonds of this series may, at the option of the registered owners and upon surrender at said office, be exchanged for registered bonds of this series of the same aggregate principal amount, interest rate or rates, issue date, maturity date, and redemption provisions, if any, in larger or smaller authorized denominations, all without service charge (except for any stamp tax or other governmental charge).

       No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

       This bond shall not be valid or become obligatory for any purpose unless and until the certificate hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

       IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this bond to be executed in its name with the signature of its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice President or any officer selected by the Board of Directors, and its corporate seal, which may be a facsimile, attested with the signature of its Secretary or one of its Assistant Secretaries.

Dated: ...........................

                                         MICHIGAN CONSOLIDATED GAS COMPANY,

                                         By...................................
                                                        President

Attest:

..................................
           Secretary

       The form of Trustee's certificate to be borne by all Bonds of Thirtieth Series shall be substantially as follows:

                        [FORM OF TRUSTEE'S CERTIFICATE]

       This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and Thirty-third Supplemental Indenture.

                                         CITIBANK, N.A., as Trustee

                                         By..................................
                                                 Authorized Signatory

                           [OPTION TO ELECT REPAYMENT

       The undersigned hereby irrevocably requests and instructs the Company to repay this bond (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at _____________________________________
_______________________________________________________________________________
_______________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)

       If less than the entire principal amount of this bond is to be repaid, specify the portion hereof which the holder elects to have repaid __________; and specify the denomination or denominations (which shall be authorized denomination(s)) of the bond(s) to be issued to the holder for the portion of this bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid): ____________________.

Date:____________________________ Signature of holder:_______________________

                                  Signature Guarantee:_______________________]

_______________________________________________________________________________

       SECTION 4. Bonds of Thirtieth Series shall be exchangeable, at the option of the registered owners thereof and upon surrender thereof at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, for registered bonds of the same aggregate principal amount, issue date, maturity date, interest rate or rates, and redemption provisions, if any, but of different authorized denomination or denominations, such exchanges to be made without service charge (except for any stamp tax or other governmental charge).

       Every bond so surrendered shall be accompanied by a proper transfer power duly executed by the registered owner or by duly authorized attorney transferring such bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee. All bonds so surrendered shall be forthwith canceled and delivered to or upon the order of the Company. All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the bonds in exchange for which they are executed, authenticated and delivered.

       The Company shall not be required to make any such exchange or any registration of transfer (1) during a period of fifteen days next preceding any interest payment date, but only if there is an existing default in the payment of interest on the Bonds of Thirtieth Series or (2) after the bond so presented for exchange or registration of transfer, or any portion thereof, has been called for redemption and notice thereof given to the registered owner.

       SECTION 5. Pending the preparation of definitive Bonds of Thirtieth Series the Company may from time to time execute, and upon its written order, the Trustee shall authenticate and deliver, in lieu of such definitive bonds and subject to the same provisions, limitations and conditions, one or more temporary bonds, in registered form, of any denomination specified in the written order of the Company for the authentication and delivery thereof, and with such omissions, insertions and variations as may be determined by the Board of Directors of the Company. Such temporary bonds shall be substantially of the tenor of the bonds to be issued as hereinbefore recited, but such temporary bonds may, in lieu of the statement of the specific redemption prices required to be set forth in Bonds of Thirtieth Series in definitive form, include a reference to this Thirty-third Supplemental Indenture for a statement of such redemption prices.

       If any such temporary Bonds of Thirtieth Series shall at any time be so authenticated and delivered in lieu of definitive bonds, the Company shall upon request at its own expense prepare, execute and deliver to the Trustee and thereupon, upon the presentation and surrender of temporary bonds, the Trustee shall authenticate and deliver in exchange therefor, without charge to the holder, definitive bonds of the same series, interest rate or rates, issue date, maturity date, redemption provision, if any, and for the same principal sum in the aggregate as the temporary bonds surrendered. All temporary bonds so surrendered shall be forthwith canceled by the Trustee and delivered to or upon the order of the Company. Until exchanged for definitive bonds the temporary bonds shall in all respects be entitled to the lien and security of the Indenture and all supplemental indentures.

                                   ARTICLE II
                       ISSUE OF BONDS OF THIRTIETH SERIES

       Bonds of Thirtieth Series in the aggregate principal amount of $150,000,000 may be executed, authenticated and delivered from time to time as permitted by the provisions of the Indenture.

                                    PART II

                          AMENDMENTS TO THE INDENTURE

       A. The definition of "Trust Indenture Act of 1939" in ARTICLE I of the Indenture is amended to add to such definition the phrase "as amended by the Trust Indenture Reform Act of 1990 and" after the date "1939," in the second line of such definition.

       B. Section 2.01 is hereby amended to delete the last full sentence of the second paragraph of Section 2.01 and to insert in its place the following sentence "All Bonds of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the authority granted in such resolution of the Board of Directors or in any such indenture supplemental hereto."

       C. Section 2.05 is hereby amended to add the phrase "insert, tenor" after the word "series" in the thirteenth line and eighteenth line thereof.

       D.    Section 2.06 is hereby amended to:

             (1) add the phrase "and tenor" after the word "series" in the eleventh line of the first paragraph thereof; and

             (2) add the word "tenor" after the word "series" in the eighth line of the third paragraph thereof.

       E. Section 12.04 of the Indenture is hereby amended to read in its entirety as follows:

       "The Trustee for the bonds of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act of 1939 during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act of 1939 with respect to the bonds of any series, there shall be excluded this Indenture with respect to the bonds of any particular series of bonds other than that series. Nothing herein shall prevent the Trustee from filing with the Securities and Exchange Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act."

       F.    Section 5.17 of the Indenture is hereby amended to:

             (1) delete the word "and" from the end of the seventh line of subsection D. thereof;

             (2) add a new subsection E. thereto, which will read in its entirety as follows:

             "E. The Company will furnish to the Trustee, not less often than annually, a certificate of the principal executive officer, principal financial officer or principal accounting officer, stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture (provided that, for purposes of this subsection E., compliance shall be determined without regard to any grace period or requirements of notice provided pursuant to the terms of this Indenture); and"; and

             (3)    change subsection "E." to "F.".

       G.    Section 12.05 is hereby amended to:

             (1) delete the phrase "Section 12.04" in the eighteenth line, twentieth line and last line thereof and to add the phrase in substitution for each such deleted phrase "Section 310(b) of the Trust Indenture Act of 1939"; and

             (2) to add immediately after the word "resignation," in the twentieth line thereof the phrase "(unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act of 1939)."

       H.    Section 12.09 of the Indenture is hereby amended to:

             (1) substitute the word "three" for the word "four" in the fifth line of subsection A. thereof;

             (2) substitute the word "three" for the word "four" in the fourth line of subsection A.1. thereof;

             (3) substitute the word "three" for the word "four" in the fourth line of subsection A.2. thereof;

             (4) substitute the word "three" for the word "four" in the fourth line of subsection B.2. thereof;

             (5) substitute the word "three" for the word "four" in the fourth and tenth lines, respectively, of subsection B.3. thereof;

             (6) substitute the word "three" for the word "four" in the second line of the first full paragraph immediately after subsection B.4. thereof; and

             (7) substitute the word "three" for the word "four" in the second, sixth and eleventh lines, respectively, of subsection D thereof.

       I.    Section 12.10.A. of the indenture is hereby amended to:

             (1) add the phrase "any of the following events which may have occurred during the twelve months preceding the date of such report (but if no event has occurred within such period, no report need be transmitted)" immediately after the word "to" on the fourth line of subsection A. of Section 12.10;

             (2) add the phrase "any change to" immediately after the subsection number "1." of subsection 12.10.A.1.;

             (3) add a new subsection 2. thereto, which will read in its entirety as follows:

                    "2. the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act of 1939;"

             (4)    change subsection number "2." to "3.";

             (5) change subsection numbers "3." and "4." to "4." and "5.", respectively, and add the phrase "any change to" immediately after such subsection numbers; and

             (6) change subsection numbers "5.", "6." and "7." to "6.", "7." and "8.", respectively.

       J. Section 15.01.G. is hereby amended to delete the sentence "To provide for any form of Book Entry Bonds." and to insert in its place the following sentence "To establish the form or terms of bonds of any series as permitted by Sections 2.01 and 3.01 hereof."

       K. Section 17.08 is hereby amended to add to such section the parenthetical phrase "(other than annual certificates provided pursuant to Section 5.19.E)" following the word "Indenture" in the second line thereof.


                                    PART III
                                  THE TRUSTEES

       The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-third Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

       Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustees by reason of this Thirty-third Supplemental Indenture other than as set forth in the Indenture and this Thirty-third Supplemental Indenture is executed and accepted on behalf of the Trustees, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if the same were herein set forth at length.


                                    PART IV
                            MISCELLANEOUS PROVISIONS

       Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture, shall be deemed to be incorporated in, and made a part of, this Thirty-third Supplemental Indenture; and the Twenty-ninth Supplemental Indenture dated as of July 15, 1989, by the Thirtieth Supplemental Indenture dated as of September 1, 1991, by the Thirty-first Supplemental Indenture dated as of December 15, 1991, by the Thirty-second Supplemental Indenture dated as of January 5, 1993, and by this Thirty-third Supplemental Indenture is in all respects ratified and confirmed; and the Indenture and said Supplemental Indentures shall be read, taken and construed as one and the same instrument.

       Nothing in this Thirty-third Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the holders of bonds issued and to be issued under and secured by the Indenture, any legal or equitable right, remedy or claim under or in respect of this Thirty-third Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Thirty-third Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of bonds issued and to be issued under the Indenture and secured thereby.

       All covenants, promises and agreements in this Thirty-third Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns whether so expressed or not.

       This Thirty-third Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

   IN WITNESS WHEREOF, MICHIGAN CONSOLIDATED GAS COMPANY has caused this Thirty-third Supplemental Indenture to be executed by its Chairman, Chief Executive Officer, President, Vice Chairman or a Vice President, or any other officer selected by the Board of Directors, and its corporate seal to be hereunto affixed, duly attested by its Secretary or an Assistant Secretary, and Citibank, N.A., as Trustee as aforesaid, has caused the same to be executed by one of its authorized signatories and its corporate seal to be hereunto affixed, duly attested by another one of its authorized signatories, and Robert
T. Kirchner, as Individual Trustee as aforesaid, has hereunto affixed his signature, on the respective dates of their acknowledgments hereinafter set forth, as of the date and year first above written.

    MICHIGAN CONSOLIDATED GAS COMPANY

    By /s/ STEPHEN E. EWING                   Attest: /s/ SUSAN K. McNISH
       --------------------                           -------------------
       Stephen E. Ewing, President                    Susan K. McNish, Secretary
          500 Griswold Street                             500 Griswold Street
           Detroit, Michigan                               Detroit, Michigan

    Signed, sealed, acknowledged and
    delivered by MICHIGAN CONSOLIDATED
    GAS COMPANY in the presence of:

       /s/ SHIRLEY ROBERTS
       -------------------
           Shirley Roberts

       /s/ ROBERT DeGRYSE
       ------------------
           Robert DeGryse

       Citibank, N.A., as Trustee,

       By /s/ WAFAA ORFY                     Attest: /s/ LOUIS A. PISCITELLI
         -------------------------                  ---------------------------
              Wafaa Orfy                             Louis A. Piscitelli
          Senior Trust Officer                       Senior Trust Officer
            120 Wall Street
           New York, New York

         /s/ ROBERT T. KIRCHNER
         -------------------------
            Robert T. Kirchner,
           as Individual Trustee
         120 Wall Street, 13th Floor
            New York, New York

       Signed, sealed, acknowledged and
       delivered by CITIBANK, N.A. and
       ROBERT T. KIRCHNER, in the presence of:

       /s/ JOSE R. GONZALEZ
       --------------------------------------
           Jose R. Gonzalez

       /s/ REYNALDO L. DUMA
       --------------------------------------
           Reynaldo L. Duma

State of Michigan }
                  } ss.
County of Wayne   }

       The foregoing instrument was acknowledged before me this 1st day of May, 1995, by Stephen E. Ewing, President and Chief Executive Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, on behalf of the corporation.

                                         /s/ JUDITH A. FOWLER
                                         --------------------------------------
                                         Judith A. Fowler
                                         Notary Public, Wayne County, Michigan
                                         My Commission Expires February 13, 1999




State of New York  }
                   } ss.
County of New York }


       The foregoing instrument was acknowledged before me this 3rd day of May, 1995, by Wafaa Orfy, Louis A. Piscitelli, of Citibank, N.A., a national banking association, on behalf of the association, as Trustee, and Robert T. Kirchner, as Individual Trustee as in said instrument described.

                                         /s/ DORIS WARE
                                         --------------------------------------
                                         Doris Ware
                                         Notary Public, State of New York
                                         No. 01WA5017421
                                         Qualified in Queens County
                                         Commission Expires September 7, 1995





This instrument drafted by:

                 Susan K. McNish, General Counsel and Secretary
                       Michigan Consolidated Gas Company
                              500 Griswold Street
                               Detroit, Michigan

                                   SCHEDULE A

                                     FIRST

           The following described real estate located in the State of Michigan:


                                 CLARE COUNTY

           The following described lands in Grant Township (Township 17 North, Range 4 West):

 FARWELL   (1)  A parcel of land fifty (50) feet by fifty (50) feet located in
 DISTRICT       the Southeast corner of Lot 1, Burt Greer Subdivision being
 REGULATOR      part of the Northeast 1/4 of the Southeast 1/4, Section 30,
 SITE           together with an easement along the Easterly fifty (50) feet of
                Lot 1 from Harrison Roadway for ingress and egress, including fluid mineral and gas rights.


                               CRAWFORD COUNTY

                The following described lands in the City of Grayling (Township 26 North, Range 3 West):

 GRAYLING  (2)  Parcels "10-B" and "10-C" of Lot 10 of the Recorded
 GAS            Plat of Grayling Industrial Park recorded in Liber 4 of Plats,
 OPERATION      page 17, Crawford County Records, further described as follows:
 CENTER         Parcel 10-B being a part of Lot 10 located in the W 1/2 of
                Section 17, commencing at the N 1/4 corner of Section 17;
                thence S01 degree 37'32"W along the N-S 1/4 line 2021 feet;
                thence S89 degree 45'24"W 33.02 feet to the Northeast corner of Lot 10 of said plat; thence S01 degree 37'32"W along the East line of Lot 10 251.20 feet for a Point of Beginning;
                continuing S01 degree 37'32"W 150.00 feet; thence S89 degree
                45'24"W along the South line of Lot 10 236.60 feet; thence N01 degree 00'12"W 151.25 feet; thence S89 degree 56'08"E 243.50 feet to the Point of Beginning and also Parcel 10-C being a part of Lot 10 located in the W 1/2 of Section 17, commencing at the N 1/4 corner of Section 17; thence S01 degree 37'32"W along the N-S 1/4 line 2021 feet; thence S89 degree 45'24"W
                33.02 feet to the Northeast corner of Lot 10 of said plat;
                thence S89 degree 45'24"W along the North line of Lot 10 of said plat 255.00 feet for a Point of Beginning; continuing S89 degree 45'24"W 100.00 feet; thence S01 degree 34'08"W 289.26 feet along the Southwesterly line of Lot 10 160.06 feet; thence
                N01 degree 00'12"W 401.33 feet to the Point of Beginning.

                               ISABELLA COUNTY

           The following described lands in the City of Mt. Pleasant (Township 14 North, Range 4 West):

MT. PLEASANT (3) Part of the SW 1/4 of the SE 1/4 of Section 10,
LAND-VACANT      described as beginning at a point, which is West 279.8 feet along the North right of way of Pickard and N 0 degree 35' W
                 200.00 feet from the intersection of the North line of Pickard Avenue and the West line of University Avenue, extended; thence N 0 degree 35' W 78.58 feet; thence along the South line of a railroad Right of way (not used) on a curve to the right having a central angle of 17 degree 35'
                 01", a radius of 1154.13 feet and a chord bearing and distance of N 35 degree 28' 30" E 352.80 feet; thence N 44 degree 16' E 74.14 feet along said railroad right of way;
                 thence N 89 degree 14' 30" E 19.84 feet; thence S 0 degree
                 35' E 279.26 feet; thence West 154.80 feet; thence S 0 degree 35' E 140.0 feet; thence West 125.0 feet to the point of beginning.

                                 KENT COUNTY

           The following described lands in the City of Grand Rapids:

 GRAND     (4)  The East one-half of lots 21 and 23, except the South
 RAPIDS         20 feet of lot 21, of Gold Street Scribner's Addition to the
 SCRIBNER       City of Grand Rapids, as recorded in Liber 24 of Plats on page
 GATE           2.  Also part of lot 22 described as commencing 19 feet south
 STATION        of the Northwest corner of lot 22; thence North 15 feet; thence
                East 2 feet; thence Southwesterly to the place of beginning, all of Jefferson Street Scribner's Addition to the City of Grand Rapids, Michigan, according to the recorded plat thereof.


                                MACOMB COUNTY

           The following described lands in Washington Township, (Township 4 North, Range 12 East):

 BAST-     (5)  Part of the Northwest 1/4 of Section 11, described as
 SHAFER         commencing at the Northwest corner of Section 11; thence
 WELL SITE      N89 degree 52'30"E 1537.52 feet; thence S0 degree 59'59"E
                1599.75 feet along the centerline of Van Dyke; thence continuing along the centerline of Van Dyke 114.42 feet along a curve to the right with a central angle 06 degree 52'06" radius of 954.48 feet and chord bearing S02 degree 26'06"W
                114.35 feet to the point of beginning; thence along the centerline of Van Dyke 250.0 feet along a curve to the right with a central angle of 15 degree 00'26" radius of
                954.48 feet and chord bearing S13 degree 22'23"W 249.29 feet; thence S89 degree 54'10"E 351.61 feet; thence
                N10 degree 28'53"E 125.0 feet; thence S89 degree 54'10"E
                225.0 feet; thence N10 degree 28'53"E 311.74 feet; thence along the centerline of Healy Brook Drain S75 degree 31'08"W
                190.40 feet; thence S68 degree 12'53"W 127.06 feet; thence
                S70 degree 35'02"W 257.19 feet and S83 degree 56'07"W 53.81 feet to the point of beginning; including all fluid mineral and gas rights.


                                MECOSTA COUNTY

           The following described lands in Big Rapids Township (Township 15 North, Range 10 West):

 SOUTH     (6)  Part of the West 1/2 of the Southwest 1/4 of the
 BIG RAPIDS     Northwest 1/4 of Section 13, described as follows:  Commencing
 GATE           at the West 1/4 corner of said Section 13; thence North
 STATION        89 degree 58'29" East along the East-West 1/4 line 460.31 feet to the point of beginning; thence continuing North 89 degree
                58'29" East 100.00 feet to the West line of the property description as per certificate of survey recorded in Liber 10 of Surveys, Page 442; thence North 02 degree 20'50" East along said line 133.00 feet; thence South 89 degree 58'29" West
                100.00 feet; thence South 02 degree 20'50" West 133.00 feet to the point of beginning.


                               MISSAUKEE COUNTY

           The following described lands in Lake Township (Township 22 North, Range 8 West):

 30"       (7)  The West 1/2 of the West 1/2 of the Southeast 1/4 of the
 KALKASKA       Southeast 1/4 of Section 32, including all fluid, mineral and
 WOOLFOLK       gas rights.
 LOOP LAND

                               MONTCALM COUNTY

           The following described lands in Belvidere Township (Township 12 North, Range 7 West):

 W.C.      (8)  Part of the Northwest 1/4 of the Southwest 1/4 of
 TAGGART        Section 3, described as follows:  Commencing at the West 1/4
 FIELD-         corner of Section 3; thence North 88 degree 34'22" East along
 VACANT         the East/West 1/4 line 314.00 feet to the point of beginning;
                thence continuing East along said line 942.86 feet to the West
                1/8 line; thence South 1 degree 20'45" East along said line
                1313.55 feet to the South 1/8 line; thence South 88 degree
                56'37" West along said line 1089.56 feet; thence North 0 degree
                21'00" West 291.00 feet; thence South 88 degree 56'37" West to the East line of lands acquired by the Michigan Department of Transportation by warranty deed at Liber 628, Page 1205;
                thence North 0 degree 21'00" West 16.50 feet; thence North
                88 degree 56'37" East to a point 264 feet East of the West line of Section 3; thence North 0 degree 21'00" West
                198.00 feet; thence North 88 degree 56'37" East 50.00 feet;
                thence North 0 degree 21'08" West 802.03 feet to the point of beginning.


 W.C.      (9)  Part of the West 1/2 of the Northeast 1/4 of Section
 TAGGART        10, described as commencing at the North 1/4 corner of said
 FIELD-         Section 10; thence North 89 degree 17'49" East along the North
 VACANT         section line 1,292.02 feet to the East 1/8 line; thence along said line South 00 degree 20'20" East 870.12 feet to the point of beginning; thence continue South 00 degree 20'20"
                East 1,758.72 feet to the East-West 1/4 line; thence South
                89 degree 40'05" West along said line 637.06 feet; thence
                North 00 degree 13'42" West 660.00 feet; thence South
                89 degree 40'05" West 660.00 feet to the North-South 1/4 line;
                thence North 00 degree 13'42" West along said line 1,787.23 feet; thence North 89 degree 17'49" East 445.50 feet; thence
                North 00 degree 13'42" West 173.25 feet to the North section line; thence North 89 degree 17'49" East along said line
                26.52 feet; thence South 00 degree 20'20" East 330.00 feet;
                thence North 89 degree 17'49" East 215.34 feet; thence South
                00 degree 13'42" East 540.13 feet; thence North 89 degree
                17'49" East 605.71 feet to the point of beginning, including all fluid, mineral and gas rights.

                                OGEMAW COUNTY

           The following described lands in Churchill Township (Township 22 North, Range 3 East):

 LAKE      (10) Part of the Northeast 1/4 of the Northwest 1/4, EXCEPT
 OGEMAW         the Northerly 432.75 feet of the Easterly 503.32 feet of the
 GATE           Westerly 903.32 feet, Section 27, described as commencing at
 STATION        the Northwest corner of said Section 27; thence S89 degree
                28'30"E along the North section line 1603.95 feet to the point of beginning, said point being 300.63 feet Easterly of the Northwest corner of the Northeast 1/4 of the Northwest 1/4 of said Section 27; thence continuing S89 degree 28'30"E 100.00 feet to the Northwest corner of the exception parcel of that land conveyed by Deed recorded in Liber 324, Page 895; thence
                S00 degree 07'02"W along the West line of said exception parcel as monumented with survey irons set for a survey by
                F. J. King, R.L.S. 25852 340.00 feet; thence N89 degree
                28'30"W 100.00 feet; thence N00 degree 07'02"E 340.00 feet to the point of beginning, including fluid mineral and gas rights.

                                OSCEOLA COUNTY

           The following described lands in Orient Township (Township 17 North, Range 7 West):

 EIGHT     (11) Part of the Northeast 1/4 of the Southeast 1/4 of
 POINT          Section 25, described as follows:  Commencing at a point on the
 LAKE GATE      East Section line of Section 25 North 00 degree 17'12" East
 STATION        2411.71 feet from the Southeast corner of Section 25; thence
                North 89 degree 34'25" West 222.83 feet; thence South
                00 degree 17'12" West 100 feet; thence South 89 degree 34'25"
                East 222.83 feet to the East section line; thence North
                00 degree 17'12" East 100 feet to the point of beginning.

           The following described lands in Richmond Township (Township 17 North, Range 10 West):

 REED      (12) Part of the NE 1/4 of the NE 1/4 of Section 17,
 CITY           described as follows: Commencing at the Northeast corner of
 GATE           said Section 17; thence S01 degree 52'15" W along the East
 STATION        Section Line 320.00 feet to the Point of Beginning; thence continuing S01 degree 52'15" W 50.00 feet; thence N88 degree
                07'45" W 158.00 feet along the North Line of a parcel owned by Michigan Consolidated Gas Company; thence N01 degree 52'15"
                E 50.00 feet; thence S88 degree 07'45" E 158.00 feet the Point of Beginning.

                               ST. CLAIR COUNTY

           The following described lands in Columbus Township (Township 5 North, Range 15 East):

 COLUMBUS  (13) The East 1/2 of the Southeast 1/4 of Section 23, EXCEPT
 23             commencing 700 feet North 88 degree 00' West of the East 1/4
 STORAGE        post of Section 23; thence South 2 degree 33' West 660.02 feet;
 FIELD          thence North 88 degree 00' West 660.02 feet; thence North
                2 degree 33' East 660.02 feet; thence South 88 degree 00"
                East 660.02 feet to the point of beginning, including all oil, gas and mineral rights (including fluid mineral and gas rights) and including all gas storage rights, with the full right and power to use all formations and strata underlying such lands for the purpose of storing gas therein, withdrawing gas therefrom and restoring gas therein.

                                 WAYNE COUNTY

           The following described lands in the City of Detroit:

 STANDARD  (14) West 30 feet of Lots 58 through 62 inclusive of Section
 FEDERAL        2, Governor and Judges Plan of Sections 1, 2, 3, 4, 6, 7 and 8
 BUILDING       of the City of Detroit, as recorded in Liber 34, Pages 543 through 550 inclusive of Plats, Wayne County Records.

                                    SECOND

           The pipelines of the company located in the State of Michigan, including transmission lines and lateral lines, together with easements and rights-of-way for constructing, maintaining, replacing and operating the same, and pipes, structures, compressors, valves, regulators, services, meters, machinery, fixtures, equipment and apparatus comprising or appurtenant to said transmission lines and lateral lines described as follows:

AETNA '17' (i)   The 2" natural gas pipeline, approximately 0.7 miles
PIPELINE         long extending from the Aetna '17' Tap Site in the Northeast
                 1/4 of Section 17, T13N, R10W, Aetna Township, Mecosta County,
                 Michigan, in a general Westerly direction across a portion of
                 Section 17, to the Aetna '17' Purchase Meter Station in the
                 Northwest 1/4 of Section 17, T13N, R10W, Aetna Township,
                 Mecosta County, Michigan.

 BLUE      (ii)  The 4" natural gas pipeline was purchased from
 LAKE '18'       Consumers Power Company and is  approximately 0.24 miles long
 PIPELINE        extending from the Blue Lake '18' Tap Site on the 6" Blue Lake
                 Liquid Pipeline in the Southwest 1/4 of Section 17, T28N, R5W,
                 Blue Lake Township, Kalkaska County, Michigan, in a general
                 Westerly direction across portions of Section 17 and 18 to the Blue Lake '18' Meter Station in the Southeast 1/4 of Section
                 18, T28N, RW., Blue Lake Township, Kalkaska County, Michigan.

 BLUE      (iii) The 4" natural gas pipeline was purchased from
 LAKE '19'       Consumers Power Company and is approximately 0.41 miles long
 PIPELINE        extending from the Blue Lake '19' Tap Site on the 6" Blue Lake
                 Liquid Pipeline in the Northwest 1/4 of Section 19, T28N, R5W,
                 Blue Lake Township, Kalkaska County, Michigan, in a general
                 Northerly direction across a portion of Section 19 to the Blue
                 Lake '19' Meter Station in the Northwest 1/4 of Section 19,
                 T28N, R5W, Blue Lake Township, Kalkaska County, Michigan.

 BLUE      (iv)  The 4" natural gas pipeline was purchased from
 LAKE '19A'      Consumers Power Company and is approximately 0.36 miles long
 PIPELINE        extending from the Blue Lake '19A' Tap Site on the 6" Blue Lake
                 Liquid Pipeline in the Northeast 1/4 of Section 19, T28N, R5W,
                 Blue Lake Township, Kalkaska County, Michigan, in a general
                 Southerly direction across a portion of Section 19 to the Blue
                 Lake '19A' Meter Station in the Southeast 1/4 of Section 19,
                 T28N, R5W, Blue Lake Township, Kalkaska County, Michigan.

 BLUE      (v)  The 6" natural gas pipeline was purchased from
 LAKE           Consumers Power Company and is approximately 6.94 miles long,
 LIQUID         extending from the Cold Springs '12' Tap Site on MichCon's 20"
 PIPELINE       Kalkaska Tie-Line in the Northeast 1/4 of Section 1, T27N, R6W,
                Excelsior Township, Kalkaska County, Michigan, in a general
                Northwesterly direction across a portion of Section 36, also
                Northeasterly across portions of Sections 25 and 24, T28N, R6W,
                Cold Springs Township, Kalkaska County, Michigan, also
                Northeasterly across portions of Sections 19 and 20, also
                Northerly across portions of Sections 20, 17 and 8, also
                Westerly across a portion of Section 7, all in T28N, R5W, Blue
                Lake Township, Kalkaska County, Michigan, also in a general
                Northerly direction across portions of Sections 12 and 1 to the Blue Lake '6' Tap Site in the Southeast 1/4 of Section 1, T28N,
                R6W, Cold Springs Township, Kalkaska County, Michigan.

 CHESTER   (vi) The 10" natural gas pipeline, approximately 0.36 miles
 ANTRIM         long extending from the Pigeon River-Chester Junction Site and
 PIPELINE       Main Line Valve No. 7, in the Southeast 1/4 of Section 9, T29N,
                R2W, Chester Township (South Part), Otsego County, Michigan, in a general Easterly direction across portions of Section 9 and 10, to the Antrim Limited Partnership CO 2 Removal Plant located in the Southwest 1/4 of Section 10, T29N, R2W, Chester
                Township (South Part), Otsego County, Michigan.


 DESTEC   (vii) The 12" natural gas pipeline, approximately 1.7 miles
 PIPELINE long extending from the Ludington Gate Station in the Northwest 1/4 of Section 24, T18N, R18W, Pere Marquette Township, Mason County, Michigan, in a general Southerly direction across a portion of Section 24, then Westerly across a portion of
                Section 25, to the Destec Meter Regulator Facility in the Southeast 1/4 of Section 25, T18N, R18W, Pere Marquette Township, Mason County, Michigan.

 EAST    (viii) The 12" natural gas pipeline, approximately 14.1 miles
 MANISTEE       long extending from the Tap Site in the Northeast 1/4 of
 PIPELINE       Section 35, T21N, R17W, Filer Township, Manistee County,
                Michigan in a general Easterly direction across portions of
                Section 35 and 36, T21N, R17W, Filer Township, Manistee County,
                Michigan, also Northeasterly across portions of Sections 31, 32 and 29, also Northerly across portions of Sections 29, 20, 17 and 8, also Easterly across portions of Section 8, 4, 3 and 2, also Northeasterly across a portion of Section 1, all in T21N, R16W, Stronach Township (West Part), Manistee County, in a general Northerly direction across a portion of Section 31, T22N, R16W, Manistee Township (North Part), Manistee County,
                Michigan, also in a Northeasterly direction across portions of Sections 30 and 19 to the Manistee Gas Limited Liability
                Company Sour Gas Facility and Brown '19' Purchase Meter Station in the Southeast 1/4 of Section 19, T22N, R15W, Brown Township,
                Manistee County, Michigan.

 MAPLE   (ix)   The 4" natural gas pipeline, approximately 0.21 miles
 GROVE          long extending from the Maple Grove '17B' Tap Site in the
 '17B'          Southeast 1/4 of Section 17, T23N, R14W, Maple Grove Township,
 PIPELINE       Manistee County, Michigan, in a general Southerly direction across a portion of said Section 17 to the Maple Grove '17B'
                Purchase Meter Station in the Southeast 1/4 of Section 17,
                T23N, R14W, Maple Grove Township, Manistee County, Michigan.


 NORTH   (x)    The 12" natural gas pipeline, approximately 4.50 miles
 CHESTER        long extending from the Pigeon River-Chester Junction Site and
 PIPELINE       Main Line Valve No. 7, in the Southeast 1/4 of Section 9, T29N,
                R2W, Chester Township (South Part), Otsego County, Michigan, in a general Northerly direction across portions of Section 9 and 4, T29N, R2W, Chester Township (South Part), Otsego County,
                Michigan, across portions of Sections 33, 28 and 21 to Shell-Chester '21' Central Production Facility and Main Line
                Valve No. 8 on the 10" Pigeon River Pipeline in the Southeast
                Corner of the Northeast 1/4 of Section 21, T30N, R2W, Chester
                Township (North Part), Otsego County, Michigan.

 OTSEGO  (xi)   The 2" natural gas pipeline, approximately 0.13 miles
 LAKE           long extending from the Otsego Lake '34B' Tap Site in the
 '34B'          Northeast 1/4 of Section 34, T29N, R3W, Otsego Lake Township,
 PIPELINE       Otsego County, Michigan, in a general Southerly direction
                across a portion of said Section 34, to the Otsego Lake '34B'
                Meter Station located in the Shell-Otsego Lake '34' Central
                Production Facility in the Northeast 1/4 of Section 34, T29N,
                R3W, Otsego Lake Township, Otsego County, Michigan.

 SOUTH    (xii) The 16" natural gas pipeline, approximately 0.40 miles
 CHESTER        long extending from the South Chester Meter Station, adjacent
INTERCONNECTION to the Pigeon River-Chester Junction Site and Main Line Valve
 PIPELINE       No. 7, in the Southeast 1/4 of Section 9, T29N, R2W, Chester
                Township (South Part), Otsego County, Michigan, in a general
                Easterly direction across portions of Sections 9 and 10, to the Antrim Limited Partnership CO 2 Removal Plant located in the
                Southwest 1/4 of Section 10, T29N, R2W, Chester Township (South
                Part), Otsego County, Michigan.


                                    THIRD

 DISTRIBUTION   The entire gas distribution systems of the Company
 SYSTEMS        located in the Counties of Charlevoix, Clare, Emmet, Grand
                Traverse, Isabella, Kalkaska, Montmorency, Oscoda and Wexford, in the State of Michigan, including all and singular the stations, pipes, mains, conduits, valves, regulators, services, meters, fixtures, tools, equipment, apparatus, and other property comprising or appurtenant to said distribution systems, together with all franchises, easements and rights-of-way for constructing, maintaining and operating the same.

                                    FOURTH

 NATURAL GAS PURCHASE   All right, title and interest of the Company as
 CONTRACTS              purchaser of natural gas under the following described
                        contracts:


                                 SELLER                                           CONTRACT DATE
                      --------------------------------                    -----------------------------
                       Energy Acquisition Operation Corporation                 December 1, 1991

                       Coastal Gas Marketing Company                             November 1, 1992

                       Coastal Gas Marketing                                     December 1, 1993

                       Associated Natural Gas, Inc.                             September 1, 1993

                       Premier Gas Company                                      September 1, 1993

                       Natural Gas Clearinghouse                                 October 20, 1993

                       Texaco Gas Marketing, Inc.                                December 1, 1993

                       Meridian Oil Trading, Inc.                               November 17, 1993

                       Amoco Energy Trading Corporation                          February 1, 1994

                       Shell Gas Trading Company                                 April 1, 1994

                       Associated Natural Gas, Inc.                             September 1, 1994

                       Terra Energy LTD                                          November 1, 1994

                       Ward Lake Energy                                          November 1, 1994

                       Coastal Gas Marketing                                     January 1, 1994

